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                                  EXHIBIT 15(e)

          Form of Schedule A to the Servicing Agreement with Respect to
                Distribution Assistance and Shareholder Services
                        between BISYS Fund Services, Inc.
                      and Branch Banking and Trust Company


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                                                         Dated:  _________, 1997


                                     Form of
                                   Schedule A
                                     to the
                       Servicing Agreement With Respect To
                Distribution Assistance and Shareholder Services
                 between BISYS Fund Services Limited Partnership
               (formerly The Winsbury Company Limited Partnership)
                      and Branch Banking and Trust Company


Name of the Fund                           Compensation*

The BB&T U.S. Treasury Money Market        Annual rate of twenty-five
Fund                                       one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T U.S. Treasury Money
                                           Market Fund's Class A Shares held of
                                           record by the Participating
                                           Organization from time to time on
                                           behalf of Customers.

The BB&T Short-Intermediate U.S.           Annual rate of twenty-five
Government Income Fund                     one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Short-Intermediate U.S.
                                           Government Income Fund's Class A
                                           Shares held of record by the
                                           Participating Organization from time
                                           to time on behalf of Customers.

The BB&T Intermediate U.S. Government      Annual rate of twenty-five
Bond Fund                                  one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Intermediate U.S.
                                           Government Bond Fund's Class A Shares
                                           held of record by the Participating
                                           Organization from time to time on
                                           behalf of Customers.

The BB&T Growth and Income Stock Fund      Annual rate of twenty-five
                                           one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Growth and Income Stock
                                           Fund's Class A Shares held of record
                                           by the Participating Organization
                                           from time to time on behalf of
                                           Customers.


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The BB&T North Carolina Intermediate       Annual rate of twenty-five
Tax-Free Fund                              one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T North Carolina
                                           Intermediate Tax-Free Fund's Class A
                                           Shares held of record by the
                                           Participating Organization from time
                                           to time on behalf of Customers.

The BB&T Balanced Fund                     Annual rate of twenty-five
                                           one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Balanced Fund's Class A
                                           Shares held of record by the
                                           Participating Organization from time
                                           to time on behalf of the Customers.

The BB&T Small Company Growth Fund         Annual rate of twenty-five
                                           one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Small Company Growth
                                           Fund's Class A Shares held of record
                                           by the Participating Organization
                                           from time to time on behalf of
                                           Customers.

The BB&T International                     Annual rate of twenty-five
Equity Fund                                one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T International Equity
                                           Fund's Class A Shares held of record
                                           by the Participating Organization
                                           from time to time on behalf of
                                           Customers.

The BB&T Capital Manager                   Annual rate of twenty-five
Conservative Growth Fund                   one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Capital Manager
                                           Conservative Growth Fund's Class A
                                           Shares held of record by the
                                           Participating Organization from time
                                           to time on behalf of Customers.

The BB&T Capital Manager                   Annual rate of twenty-five
Moderate Growth Fund                       one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Capital Manager Moderate
                                           Growth Fund's Class A Shares held of
                                           record by the Participating
                                           Organization from time to time on
                                           behalf of Customers.


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The BB&T Capital Manager                   Annual rate of twenty-five
Growth Fund                                one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Capital Manager Growth
                                           Fund's Class A Shares held of record
                                           by the Participating Organization
                                           from time to time on behalf of
                                           Customers.

The BB&T Prime Money Market Fund           Annual rate of twenty-five
                                           one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Prime Money Market Fund's
                                           Class A Shares held of record by the
                                           Participating Organization from time
                                           to time on behalf of Customers.

The BB&T South Carolina Intermediate       Annual rate of twenty-five
Tax-Free Fund                              one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Prime Money Market Fund's
                                           Class A Shares held of record by the
                                           Participating Organization from time
                                           to time on behalf of Customers.

The BB&T Large Company Growth Fund         Annual rate of twenty-five
                                           one-hundredths of one percent (.25%)
                                           of the average daily net asset value
                                           of the BB&T Prime Money Market Fund's
                                           Class A Shares held of record by the
                                           Participating Organization from time
                                           to time on behalf of Customers.



BISYS FUND SERVICES                        ACCEPTED AND AGREED TO:
LIMITED PARTNERSHIP


                                           BRANCH BANKING AND TRUST
By:  BISYS FUND SERVICES, INC.             COMPANY
     GENERAL PARTNER


By:                                        By:
   --------------------------------           ---------------------------------




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    *  All fees are computed daily and paid monthly.


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